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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2008

                                 DRI Corporation
               (Exact Name of Registrant as Specified in Charter)

  North Carolina                   000-28539                    56-1362926
 (State or Other            (Commission File Number)           (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)

         13760 Noel Road, Suite 830                          75240
                Dallas, Texas                              (Zip Code)
  (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (214) 378-8992

                                 Not Applicable.
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))


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ITEM 1.01         Entry into Material Definitive Agreement.

         On April 30, 2008, DRI Corporation (the "Company") entered into an Extension Agreement (the "Extension Agreement") with Digital Audio Corporation ("DAC") with respect to that certain Promissory Note issued on April 30, 2007 (the "Note") by DAC in the original principal amount of $344,184.50. Under the terms of the Extension Agreement, the first principal payment date under the Note, which was originally scheduled for April 30, 2008, has been extended until July 30, 2008. All other terms of the Note remained unchanged and in effect.

ITEM 9.01         Financial Statements and Exhibits.

       (d)

  Exhibit No.     Description
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     10.1         Extension Agreement, dated as of April 30, 2008 by and between
                  DRI Corporation and Digital Audio Corporation.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2008

                                   DRI CORPORATION


                                   By:  /s/ STEPHEN P. SLAY
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                                        Stephen P. Slay
                                        Vice President, Chief Financial Officer,
                                        Secretary, and Treasurer